                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 1998
                                                        ------------------


                                  ROMTECH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                 23-2694937
------------                            -------                 ----------
(State of other jurisdiction    (Commission File Number)      (IRS Employee
of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                19047-1833
-----------------------------------------------                ----------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 12, 1998, RomTech, Inc. (the "Company") issued a press release announcing the appointment of Robert M. Aiken as a director of the Company, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated January 12, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROMTECH, INC.


                                          By: /s/ Joseph A. Falsetti
                                             ----------------------------------
                                              Joseph A. Falsetti, Chairman
                                              and Chief Executive Officer

Dated: January 15, 1998